UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) February 1, 2006



                           GENERAL MOTORS CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)



             STATE OF DELAWARE                  1-143           38-0572515
             -----------------                  -----           ----------
         (State or other jurisdiction of     (Commission     (I.R.S. Employer
         Incorporation or Organization)      File Number)   Identification No.)

      300 Renaissance Center, Detroit, Michigan                  48265-3000
      -----------------------------------------                  ----------
      (Address of Principal Executive Offices)                   (Zip Code)




        Registrant's telephone number, including area code (313) 556-5000
                                                           --------------








================================================================================
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS

On February 1, 2006 General Motors Corporation (GM) issued a news release announcing January 2006 sales. The release is as follows:

GM Reports 296,003 Deliveries in January, Up 6 Percent
Cadillac, HUMMER, Pontiac, Saab and Saturn Post Sales Increases
Deliveries of Chevrolet Tahoe Up 53 Percent; Large Utility Sales Rise 23 Percent Launch Vehicle Momentum Continues, Paced by DTS, Lucerne, HHR, Impala, G6 and H3


DETROIT - General Motors dealers in the United States sold 296,003 new cars and trucks in January, up 6 percent compared to the same month a year ago. Car sales were up 15 percent and truck sales were comparable to year-ago levels (-0.5 percent).

"We had solid results in January and showed some very encouraging pockets of strength," said Mark LaNeve, General Motors North America vice president, Vehicle Sales, Service and Marketing. "Dealers reported improving traffic in their showrooms and internet lead generation as the month progressed and consumers became aware of our aggressive reduction in sticker prices. Recent new segment entries, Chevrolet HHR, Buick Lucerne and HUMMER H3, continue to accelerate, and we had terrific sales performance for Cadillac DTS, Chevrolet Impala and Pontiac G6. We also had a very encouraging start for the new Chevy Tahoe."

GM's January deliveries were led by a 23 percent increase in full-size sport utility sales. Chevrolet Tahoe, which had a 53 percent sales increase, paced large utility deliveries. Sales of the all-new 2007 Tahoe are off to a strong start, and production of GM's other all-new full-size utilities, GMC Yukon and Cadillac Escalade, is ramping up.

LaNeve went on to explain that while it was early in the launch of GM's all-new full-size utilities, there are a number of positive signs. "Dealers, consumers and third parties have reacted very enthusiastically to these segment-leading new vehicles," LaNeve said. "Sales, production, inventory turn rates and dealer orders are all ahead of plan. It's January, it's early, but we're optimistic that these great new products will be successful."

Small utility deliveries rose 76 percent, led by continuing strong sales of the Chevrolet HHR and Saturn VUE. HHR had its second-best monthly sales since its launch. The new VUE, which posted record January deliveries (up 39.5 percent) drove a 22.5 percent sales improvement for Saturn. This was the eighth consecutive month of year-over-year sales gains for VUE.

GM continued to experience strong sales of its luxury vehicles with Cadillac, HUMMER and Saab all posting January sales increases. Luxury utility deliveries again were driven by the HUMMER H3, which continued the strong sales pace HUMMER began in 2005. HUMMER posted a year-over-year sales record for the ninth consecutive month, and January deliveries were 180 percent greater than year-ago levels.

In addition to improved luxury utility sales, January luxury car deliveries posted a 24 percent gain. Luxury car sales were paced by Cadillac DTS, with deliveries more than double year-ago sales for DeVille, the vehicle it replaced. DTS achieved its second-best sales month since launch, and CTS set a new January sales record (up 6 percent), driving Cadillac to a 5 percent sales improvement. Saab's 34 percent sales gain was paced by the 9-3, which achieved solid sales results, posting a 35 percent improvement over year-ago levels.

Certified Used Vehicles

January sales for all GM certified used vehicle brands, including GM Certified Used Vehicles, Cadillac Certified Pre-Owned, Used Cars from Saturn, Saab Certified Pre- Owned and HUMMER Certified Pre-Owned were 39,491 units, down nearly 2 percent from last year.

GM Certified Used Vehicles, the industry's top-selling manufacturer-certified used brand, posted sales of 34,493 units in January, up 0.5 percent from year-ago levels.

Cadillac Certified Pre-Owned Vehicles posted sales of 2,943 units in January, down 1 percent. Used Cars from Saturn sold 1,607 units, down 33 percent. Saab Certified Pre-Owned Vehicles sold 434 units, down 2.5 percent. HUMMER Certified Pre-Owned reported 14 units sold in its first month of operation.

"Coming off record certified-segment annual sales in 2005, GM Certified Used Vehicles posted solid sales results in January," LaNeve said. "GM Certified continues to lead all manufacturers in the certified category, and we are optimistic about the prospects for continued growth in 2006."

GM North America Reports January Production, 2006 First-Quarter Production Forecast Remains Unchanged

GM North America in January produced 386,000 vehicles (158,000 cars and 228,000 trucks). This is up 33,000 units, or 9 percent, compared to January 2005 when the region produced 353,000 vehicles (143,000 cars and 210,000 trucks). Production totals include joint venture production of 26,000 vehicles in January 2006 and 22,000 vehicles in January 2005.

The region's 2006 first-quarter production forecast remains unchanged at 1.25 million vehicles (505,000 cars and 745,000 trucks). In the first quarter of 2005, the region produced 1.182 million vehicles (470,000 cars and 712,000 trucks).

GM also announced 2005 actual fourth-quarter production and 2006 first-quarter production forecasts for its international regions.

GM Europe - In the fourth quarter of 2005, the region built 443,000 vehicles. In the fourth quarter of 2004, GM Europe built 442,000 vehicles. GM Europe's 2006 first-quarter production estimate remains unchanged at 497,000 vehicles. In the first quarter of 2005, the region built 502,000 vehicles.

GM Asia-Pacific - GM Asia Pacific built 482,000 vehicles in the fourth quarter of 2005. In the fourth quarter of 2004, the region built 386,000 vehicles. GM Asia Pacific's 2006 first-quarter production estimate remains unchanged at 411,000 vehicles. In the first quarter of 2005, the region built 335,000 vehicles.

GM Latin America, Africa and the Middle East - The region built 188,000 vehicles in the fourth quarter of 2005. In the fourth quarter of 2004, the region produced 200,000 vehicles. The region's 2006 first-quarter production estimate remains at 201,000 vehicles. In the first quarter of 2005, the region built 185,000 vehicles.

General Motors Corp. (NYSE: GM), the world's largest automaker, has been the global industry sales leader for 75 years. Founded in 1908, GM today employs about 327,000 people around the world. With global headquarters in Detroit, GM manufactures its cars and trucks in 33 countries. In 2005, 9.17 million GM cars and trucks were sold globally under the following brands: Buick, Cadillac, Chevrolet, GMC, GM Daewoo, Holden, HUMMER, Opel, Pontiac, Saab, Saturn and Vauxhall. GM operates one of the world's leading finance companies, GMAC Financial Services, which offers automotive, residential and commercial financing and insurance. GM's OnStar subsidiary is the industry leader in vehicle safety, security and information services. More information on GM can be found at www.gm.com.

Note: GM sales and production results are available on GM Media OnLine at http://media.gm.com by clicking on News, then Sales/Production. In this press release and related comments by General Motors management, our use of the words "expect," "anticipate," "estimate," "forecast," "objective," "plan," "goal" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K (at page II-20) which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.


                                      # # #

Detroit -- General Motors dealers in the United States today reported the following vehicle sales:

-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                                January                 January - January
-------------------------------------------------------------------------------
 Curr S/D:   24                           % Chg
 Prev S/D:   24         2006      2005   per S/D     2006       2005    %Chg
-------------------------------------------------------------------------------
Vehicle Total          296,003   279,653    5.8     296,003   279,653    5.8
-------------------------------------------------------------------------------
Car Total              134,467   117,386   14.6     134,467   117,386   14.6
-------------------------------------------------------------------------------
Truck Total            161,536   162,267   -0.5     161,536   162,267   -0.5
-------------------------------------------------------------------------------
Light Truck Total      158,664   159,191   -0.3     158,664   159,191   -0.3
-------------------------------------------------------------------------------
Light Vehicle Total    293,131   276,577    6.0     293,131   276,577    6.0
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
      Market Division
       Vehicle Total                                  Calendar Year-to-Date
                                January                 January - January
-------------------------------------------------------------------------------
                                          % Chg
                        2006      2005   per S/D     2006       2005    %Chg
-------------------------------------------------------------------------------
Buick                   17,173    17,403   -1.3      17,173    17,403   -1.3
Cadillac                14,733    14,065    4.7      14,733    14,065    4.7
Chevrolet              173,622   173,989   -0.2     173,622   173,989   -0.2
GMC                     27,978    31,875  -12.2      27,978    31,875  -12.2
HUMMER                   5,214     1,864  179.7       5,214     1,864  179.7
Oldsmobile                   4       286  -98.6           4       286  -98.6
Other - Isuzu              631       550   14.7         631       550   14.7
Pontiac                 37,545    24,183   55.3      37,545    24,183   55.3
Saab                     2,196     1,638   34.1       2,196     1,638   34.1
Saturn                  16,907    13,800   22.5      16,907    13,800   22.5
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Sales of Domestically Produced Vehicles
-------------------------------------------------------------------------------
Car                    129,306   109,545   18.0     129,306   109,545   18.0
-------------------------------------------------------------------------------
Light Truck            158,664   159,191   -0.3     158,664   159,191   -0.3
-------------------------------------------------------------------------------

Twenty-four selling days for the January period this year and twenty-four for last year.


*American Isuzu Motors, Inc., dealer sales of commercial vehicles distributed by General Motors Corporation as reported to General Motors by American Isuzu Motors, Inc.

                                      2-1P
                       GM Car Deliveries - (United States)
                                  January 2006
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                               January                  January - January
-------------------------------------------------------------------------------
                                          % Chg
                         2006      2005  per S/D      2006      2005    %Chg
-------------------------------------------------------------------------------
Selling Days (S/D)        24        24                  24        24
-------------------------------------------------------------------------------
Century                     12     1,282  -99.1          12     1,282  -99.1
LaCrosse                 5,332     5,001    6.6       5,332     5,001    6.6
LeSabre                    504     4,127  -87.8         504     4,127  -87.8
Lucerne                  6,107         0  ***.*       6,107         0  ***.*
Park Avenue                  5       478  -99.0           5       478  -99.0
Regal                        6       149  -96.0           6       149  -96.0
      Buick Total       11,966    11,037    8.4      11,966    11,037    8.4
-------------------------------------------------------------------------------
CTS                      3,806     3,603    5.6       3,806     3,603    5.6
DeVille                    145     2,558  -94.3         145     2,558  -94.3
DTS                      5,279         0  ***.*       5,279         0  ***.*
Seville                      1        25  -96.0           1        25  -96.0
STS                      1,668     1,915  -12.9       1,668     1,915  -12.9
XLR                        183       204  -10.3         183       204  -10.3
     Cadillac Total     11,082     8,305   33.4      11,082     8,305   33.4
-------------------------------------------------------------------------------
Aveo                     2,756     5,305  -48.0       2,756     5,305  -48.0
Cavalier                    53     5,115  -99.0          53     5,115  -99.0
Classic                      1     8,101  ***.*           1     8,101  ***.*
Cobalt                  17,513     7,283  140.5      17,513     7,283  140.5
Corvette                 2,579     2,382    8.3       2,579     2,382    8.3
Impala                  21,648    20,121    7.6      21,648    20,121    7.6
Malibu                  18,407    14,362   28.2      18,407    14,362   28.2
Monte Carlo              4,394     3,976   10.5       4,394     3,976   10.5
SSR                        326       860  -62.1         326       860  -62.1
    Chevrolet Total     67,677    67,505    0.3      67,677    67,505    0.3
-------------------------------------------------------------------------------
Alero                        3       214  -98.6           3       214  -98.6
Aurora                       0         1  ***.*           0         1  ***.*
    Oldsmobile Total         3       215  -98.6           3       215  -98.6
-------------------------------------------------------------------------------
Bonneville                 194       734  -73.6         194       734  -73.6
G6                      15,340     4,104  273.8      15,340     4,104  273.8
Grand Am                   105     4,485  -97.7         105     4,485  -97.7
Grand Prix              11,903     6,123   94.4      11,903     6,123   94.4
GTO                        594       898  -33.9         594       898  -33.9
Solstice                 1,990         0  ***.*       1,990         0  ***.*
Sunfire                    152     2,407  -93.7         152     2,407  -93.7
Vibe                     2,741     2,717    0.9       2,741     2,717    0.9
     Pontiac Total      33,019    21,468   53.8      33,019    21,468   53.8
-------------------------------------------------------------------------------
9-2X                        50       205  -75.6          50       205  -75.6
9-3                      1,541     1,139   35.3       1,541     1,139   35.3
9-5                        220       294  -25.2         220       294  -25.2
       Saab Total        1,811     1,638   10.6       1,811     1,638   10.6
-------------------------------------------------------------------------------
ION                      8,905     6,237   42.8       8,905     6,237   42.8
Saturn L Series              4       981  -99.6           4       981  -99.6
      Saturn Total       8,909     7,218   23.4       8,909     7,218   23.4
-------------------------------------------------------------------------------
        GM Total       134,467   117,386   14.6     134,467   117,386   14.6
-------------------------------------------------------------------------------
                     GM Car Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     129,306   109,545   18.0     129,306   109,545   18.0
-------------------------------------------------------------------------------
GM Import                5,161     7,841  -34.2       5,161     7,841  -34.2
-------------------------------------------------------------------------------
        GM Total       134,467   117,386   14.6     134,467   117,386   14.6
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      2-1P
                       GM Car Deliveries - (United States)
                                  January 2006
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                               January                  January - January
-------------------------------------------------------------------------------
                                          % Chg
                         2006      2005  per S/D      2006      2005    %Chg
-------------------------------------------------------------------------------
Selling Days (S/D)        24        24                  24        24
-------------------------------------------------------------------------------
          GM Car Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total             11,966    11,037    8.4      11,966    11,037    8.4
Cadillac Total          11,082     8,305   33.4      11,082     8,305   33.4
Chevrolet Total         64,921    62,200    4.4      64,921    62,200    4.4
Oldsmobile Total             3       215  -98.6           3       215  -98.6
Pontiac Total           32,425    20,570   57.6      32,425    20,570   57.6
Saturn Total             8,909     7,218   23.4       8,909     7,218   23.4
     GM North America
       Total*          129,306   109,545   18.0     129,306   109,545   18.0
===============================================================================
Chevrolet Total          2,756     5,305  -48.0       2,756     5,305  -48.0
Pontiac Total              594       898  -33.9         594       898  -33.9
Saab Total               1,811     1,638   10.6       1,811     1,638   10.6
     GM Import Total     5,161     7,841  -34.2       5,161     7,841  -34.2
-------------------------------------------------------------------------------
                   GM Vehicle Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total             17,173    17,403   -1.3      17,173    17,403   -1.3
Cadillac Total          14,733    14,065    4.7      14,733    14,065    4.7
Chevrolet Total        173,622   173,989   -0.2     173,622   173,989   -0.2
GMC Total               27,978    31,875  -12.2      27,978    31,875  -12.2
HUMMER Total             5,214     1,864  179.7       5,214     1,864  179.7
Oldsmobile Total             4       286  -98.6           4       286  -98.6
Other-Isuzu Total          631       550   14.7         631       550   14.7
Pontiac Total           37,545    24,183   55.3      37,545    24,183   55.3
Saab Total               2,196     1,638   34.1       2,196     1,638   34.1
Saturn Total            16,907    13,800   22.5      16,907    13,800   22.5
     GM Total          296,003   279,653    5.8     296,003   279,653    5.8
-------------------------------------------------------------------------------
* Includes US/Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                  January 2006
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                               January                  January - January
-------------------------------------------------------------------------------
                                          % Chg
                         2006      2005  per S/D      2006      2005    %Chg
-------------------------------------------------------------------------------
Selling Days (S/D)        24        24                  24        24
-------------------------------------------------------------------------------
Rainier                    568       893  -36.4         568       893  -36.4
Rendezvous               3,281     4,672  -29.8       3,281     4,672  -29.8
Terraza                  1,358       801   69.5       1,358       801   69.5
    Total Buick          5,207     6,366  -18.2       5,207     6,366  -18.2
-------------------------------------------------------------------------------
Escalade                 1,403     2,527  -44.5       1,403     2,527  -44.5
Escalade ESV               492       920  -46.5         492       920  -46.5
Escalade EXT               352       581  -39.4         352       581  -39.4
SRX                      1,404     1,732  -18.9       1,404     1,732  -18.9
  Total Cadillac         3,651     5,760  -36.6       3,651     5,760  -36.6
-------------------------------------------------------------------------------
Astro                       62     2,327  -97.3          62     2,327  -97.3
C/K Suburban(Chevy)      5,507     5,036    9.4       5,507     5,036    9.4
Chevy C/T Series            17        14   21.4          17        14   21.4
Chevy W Series             156       134   16.4         156       134   16.4
Colorado                 5,075    10,176  -50.1       5,075    10,176  -50.1
Equinox                  6,161     8,826  -30.2       6,161     8,826  -30.2
Express Cutaway/G Cut    1,065     1,285  -17.1       1,065     1,285  -17.1
Express Panel/G Van      6,155     5,887    4.6       6,155     5,887    4.6
Express/G Sportvan       1,198     1,670  -28.3       1,198     1,670  -28.3
HHR                      8,613         0  ***.*       8,613         0  ***.*
Kodiak 4/5 Series          756       839   -9.9         756       839   -9.9
Kodiak 6/7/8 Series        265       270   -1.9         265       270   -1.9
S/T Blazer                  21       865  -97.6          21       865  -97.6
S/T Pickup                   0        29  ***.*           0        29  ***.*
Tahoe                   13,093     8,558   53.0      13,093     8,558   53.0
Tracker                      2       136  -98.5           2       136  -98.5
TrailBlazer             13,479    10,867   24.0      13,479    10,867   24.0
Uplander                 3,808     3,519    8.2       3,808     3,519    8.2
Venture                     34     1,070  -96.8          34     1,070  -96.8
................................................................................
     Avalanche           2,345     4,145  -43.4       2,345     4,145  -43.4
     Silverado-C/K
       Pickup           38,133    40,831   -6.6      38,133    40,831   -6.6
Chevrolet Fullsize
  Pickups               40,478    44,976  -10.0      40,478    44,976  -10.0
................................................................................
  Chevrolet Total      105,945   106,484   -0.5     105,945   106,484   -0.5
-------------------------------------------------------------------------------
Canyon                   1,203     2,686  -55.2       1,203     2,686  -55.2
Envoy                    4,749     4,822   -1.5       4,749     4,822   -1.5
GMC C/T Series               9        10  -10.0           9        10  -10.0
GMC W Series               234       229    2.2         234       229    2.2
Safari (GMC)                13       366  -96.4          13       366  -96.4
Savana Panel/G Classic   1,106     1,720  -35.7       1,106     1,720  -35.7
Savana Special/G Cut       934       801   16.6         934       801   16.6
Savana/Rally               197       133   48.1         197       133   48.1
Sierra                  11,800    12,953   -8.9      11,800    12,953   -8.9
Sonoma                       0        20  ***.*           0        20  ***.*
Topkick 4/5 Series         363       382   -5.0         363       382   -5.0
Topkick 6/7/8 Series       441       648  -31.9         441       648  -31.9
Yukon                    3,867     4,002   -3.4       3,867     4,002   -3.4
Yukon XL                 3,062     3,103   -1.3       3,062     3,103   -1.3
     GMC Total          27,978    31,875  -12.2      27,978    31,875  -12.2
-------------------------------------------------------------------------------
HUMMER H1                   18         9  100.0          18         9  100.0
HUMMER H2                1,419     1,855  -23.5       1,419     1,855  -23.5
HUMMER H3                3,777         0  ***.*       3,777         0  ***.*
   HUMMER Total          5,214     1,864  179.7       5,214     1,864  179.7
-------------------------------------------------------------------------------
Bravada                      0        37  ***.*           0        37  ***.*
Silhouette                   1        34  -97.1           1        34  -97.1
 Oldsmobile Total            1        71  -98.6           1        71  -98.6
-------------------------------------------------------------------------------
Other-Isuzu F Series        67        70   -4.3          67        70   -4.3
Other-Isuzu H Series         8         0  ***.*           8         0  ***.*
Other-Isuzu N Series       556       480   15.8         556       480   15.8
 Other-Isuzu Total         631       550   14.7         631       550   14.7
-------------------------------------------------------------------------------
Aztek                       50       616  -91.9          50       616  -91.9
Montana                     65       461  -85.9          65       461  -85.9
Montana SV6              1,450     1,638  -11.5       1,450     1,638  -11.5
Torrent                  2,961         0  ***.*       2,961         0  ***.*
   Pontiac Total         4,526     2,715   66.7       4,526     2,715   66.7
-------------------------------------------------------------------------------
9-7X                       385         0  ***.*         385         0  ***.*
    Saab Total             385         0  ***.*         385         0  ***.*
-------------------------------------------------------------------------------
Relay                      605     1,283  -52.8         605     1,283  -52.8
VUE                      7,393     5,299   39.5       7,393     5,299   39.5
   Saturn Total          7,998     6,582   21.5       7,998     6,582   21.5
-------------------------------------------------------------------------------
     GM Total          161,536   162,267   -0.5     161,536   162,267   -0.5
-------------------------------------------------------------------------------
                    GM TRUCK Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     160,724   161,511   -0.5     160,724   161,511   -0.5
-------------------------------------------------------------------------------
GM Import                  812       756    7.4         812       756    7.4
-------------------------------------------------------------------------------
     GM Total          161,536   162,267   -0.5     161,536   162,267   -0.5
-------------------------------------------------------------------------------
               GM Light Duty Truck Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     158,664   159,191   -0.3     158,664   159,191   -0.3
-------------------------------------------------------------------------------
GM Import                    0         0  ***.*           0         0  ***.*
-------------------------------------------------------------------------------
     GM Total          158,664   159,191   -0.3     158,664   159,191   -0.3
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                  January 2006
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                               January                  January - January
-------------------------------------------------------------------------------
                                          % Chg
                         2006      2005  per S/D      2006      2005    %Chg
-------------------------------------------------------------------------------
Selling Days (S/D)        24        24                  24        24
-------------------------------------------------------------------------------
        GM TRUCK Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total              5,207     6,366  -18.2       5,207     6,366  -18.2
Cadillac Total           3,651     5,760  -36.6       3,651     5,760  -36.6
Chevrolet Total        105,831   106,375   -0.5     105,831   106,375   -0.5
GMC Total               27,786    31,685  -12.3      27,786    31,685  -12.3
HUMMER Total             5,214     1,864  179.7       5,214     1,864  179.7
Oldsmobile Total             1        71  -98.6           1        71  -98.6
Other-Isuzu Total          125        93   34.4         125        93   34.4
Pontiac Total            4,526     2,715   66.7       4,526     2,715   66.7
Saab Total                 385         0  ***.*         385         0  ***.*
Saturn Total             7,998     6,582   21.5       7,998     6,582   21.5
    GM North America
      Total*           160,724   161,511   -0.5     160,724   161,511   -0.5
-------------------------------------------------------------------------------
Chevrolet Total            114       109    4.6         114       109    4.6
GMC Total                  192       190    1.1         192       190    1.1
Other-Isuzu Total          506       457   10.7         506       457   10.7
    GM Import Total        812       756    7.4         812       756    7.4
-------------------------------------------------------------------------------
     GM Light Truck Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total              5,207     6,366  -18.2       5,207     6,366  -18.2
Cadillac Total           3,651     5,760  -36.6       3,651     5,760  -36.6
Chevrolet Total        104,751   105,227   -0.5     104,751   105,227   -0.5
GMC Total               26,931    30,606  -12.0      26,931    30,606  -12.0
HUMMER Total             5,214     1,864  179.7       5,214     1,864  179.7
Oldsmobile Total             1        71  -98.6           1        71  -98.6
Pontiac Total            4,526     2,715   66.7       4,526     2,715   66.7
Saab Total                 385         0  ***.*         385         0  ***.*
Saturn Total             7,998     6,582   21.5       7,998     6,582   21.5
    GM North America
      Total*           158,664   159,191   -0.3     158,664   159,191   -0.3
-------------------------------------------------------------------------------


                 GM Light Truck Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total              5,207     6,366  -18.2       5,207     6,366  -18.2
Cadillac Total           3,651     5,760  -36.6       3,651     5,760  -36.6
Chevrolet Total        104,751   105,227   -0.5     104,751   105,227   -0.5
GMC Total               26,931    30,606  -12.0      26,931    30,606  -12.0
HUMMER Total             5,214     1,864  179.7       5,214     1,864  179.7
Oldsmobile Total             1        71  -98.6           1        71  -98.6
Pontiac Total            4,526     2,715   66.7       4,526     2,715   66.7
Saab Total                 385         0  ***.*         385         0  ***.*
Saturn Total             7,998     6,582   21.5       7,998     6,582   21.5
    GM Total           158,664   159,191   -0.3     158,664   159,191   -0.3
-------------------------------------------------------------------------------

* Includes US/Canada/Mexico

                       GM Production Schedule - 02/01/06



                        GMNA
                -------------------                            Total    GMNA 1      International 5
Units 000s      Car1 Truck1  Total   GME2   GMLAAM3   GMAP4  Worldwide   Car  Truck
                ---- ------  ------  ----   -------   -----  ---------   ---- -----
2006 Q1 #       505    745   1,250    497      201     411      2,359    18    55      194
O/(U) prior
forecast:@ *      0      0       0      0        0       0          0     0   (10)       0

=======================================================================================================
                        GMNA
                -------------------                            Total    GMNA 1      International 5
Units 000s      Car  Truck   Total   GME    GMLAAM    GMAP   Worldwide   Car  Truck
                ---- ------  ------  ----   -------   -----  ---------   ---- -----
   2001
1st Qtr.        580    634   1,214    538      138      51      1,941    18     9       NA
2nd Qtr.        638    726   1,364    491      165      64      2,084    13    16       NA
3rd Qtr.        574    664   1,238    373      146      74      1,832    11    15       NA
4th Qtr.        573    721   1,294    441      127      67      1,929     9    16       NA
              -----  -----   -----  -----      ---     ---      -----
    CY        2,365  2,745   5,110  1,842      575     256      7,786    51    56       NA

   2002
1st Qtr.        600    753   1,353    456      131      65      2,005    11    11       NA
2nd Qtr.        688    865   1,553    453      141      74      2,221    15    17       NA
3rd Qtr.        568    740   1,308    408      132      87      1,935    19    20       NA
4th Qtr.        602    824   1,426    453      157      81      2,117    14    25       NA
              -----  -----   -----  -----      ---     ---      -----
    CY        2,458  3,182   5,640  1,770      561     307      8,278    59    73       NA

   2003
1st Qtr.        591    860   1,451    491      127      77      2,146    19    24       NA
2nd Qtr.        543    837   1,380    488      128      90      2,086    19    24       NA
3rd Qtr.        492    753   1,245    393      135     120      1,893    20    17       NA
4th Qtr.        558    827   1,385    446      157     133      2,121    16    20       NA
              -----  -----   -----  -----      ---     ---      -----
    CY        2,184  3,277   5,461  1,818      547     420      8,246    74    85       NA

   2004
1st Qtr.        525    820   1,345    473      159     296      2,273    19    19      247
2nd Qtr.        543    846   1,389    503      172     337      2,401    18    48      284
3rd Qtr.        463    746   1,209    411      185     314      2,119    16    43      261
4th Qtr.        466    811   1,277    442      200     386      2,305    17    47      324
              -----  -----   -----  -----      ---   -----      -----
    CY        1,997  3,223   5,220  1,829      716   1,333      9,098    70   158    1,116

   2005
1st Qtr.        470    712   1,182    502      185     335      2,204    16    51      286
2nd Qtr.        458    789   1,247    501      195     398      2,341    17    49      337
3rd Qtr.        423    723   1,146    412      207     409      2,174    15    50      344
4th Qtr. #      483    798   1,281    443      188     482      2,394    14    68      437
              -----  -----   -----  -----      ---   -----      -----
   CY #       1,834  3,022   4,856  1,858      775   1,624      9,113    62   218    1,404

   2006
1st Qtr. #      505    745   1,250    497      201     411      2,359    18    55      194
              -----  -----   -----  -----      ---     ---      -----


See notes next page.

* Variance reported only if current production estimate by region differs from prior production estimate by 5K units or more
@  Numbers may vary due to rounding
#  Denotes estimate



1 GMNA includes joint venture production - NUMMI units included in GMNA Car; HUMMER and CAMI units included in GMNA Truck
2  GME includes GM-AvtoVAZ joint venture production beginning in Q1 2004
3 GMLAAM includes GM Egypt joint venture from 2001 through current calendar years
4 GMAP includes joint venture production: Shanghai GM Norsom Motors (formerly Jinbei GM) and Shanghai GM beginning in 2000 and SAIC-GM-Wuling and GM Daewoo Auto Technologies (GMDAT) beginning in Q1 2004
5 International joint venture production includes GM-AvtoVAZ, GM Egypt, Shanghai GM Norsom Motors, Shanghai GM, SAIC-GM-Wuling, and GMDAT. Starting in Q1 2006 International joint venture production does not include GMDAT.

This report is governed by the Safe Harbor language found in the Terms and Conditions on the GM Institutional Investor website.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                          --------------------------
                                          (Registrant)


Date:  February 1, 2006              By:  /s/PETER R. BIBLE
                                     ---  -----------------
                                          (Peter R. Bible,
                                           Chief Accounting Officer)